Exhibit 10.16

AMENDMENT NUMBER THREE
to the
MASTER REPURCHASE AGREEMENT
dated as of March 25, 2011
between
BARCLAYS BANK PLC
and
NATIONSTAR MORTGAGE LLC

This AMENDMENT NUMBER THREE (this “Amendment”) is made as of this 28th day of August, 2012, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and Nationstar Mortgage LLC (“Seller”), to that certain Master Repurchase Agreement, dated as of March 25, 2011 (as amended by that certain (i) Amendment and Waiver, dated as of February 17, 2012, (ii) Amendment Number One to the Master Repurchase Agreement, dated as of February 29, 2012, and (iii) Amendment Number Two to the Master Repurchase Agreement, dated as of June 28, 201, each by and between Purchaser and Seller, and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and between Purchaser and Seller.

WHEREAS, Purchaser, Agent and Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.Amendments. Effective as of August 28, 2012 (the “Effective Date”), the Repurchase Agreement is hereby amended as follows:

(a)Section 2(a) of the Repurchase Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following (modified text underlined for review purposes):

“Maturity Date” means August 27, 2013.
SECTION 2.Fees and Expenses. Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement. In addition, as a condition precedent to the effectiveness of this Amendment, Seller shall have paid to Purchaser the fee set forth in Section 2 of Amendment Number Three to the Pricing Side Letter (Master Repurchase Agreement), dated as of August 28, 2012, by and between Seller and Purchaser.

SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Repurchase Agreement.

SECTION 4.Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.

SECTION 5.Representations. In order to induce Purchaser and Agent to execute and deliver this Amendment, Seller hereby represents to Purchaser and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.

SECTION 6.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

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IN WITNESS WHEREOF, Purchaser, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
Purchaser and Agent

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan
Title: Director

NATIONSTAR MORTGAGE LLC,
Seller

By: /s/ Larry Brown

Name: Larry Brown
Title: Vice President